                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 31, 2002
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-32743

                                  TELLIUM, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                  22-3509099
(State or other jurisdiction of           (IRS Employer Identification Number)
 incorporation or organization)



                                2 Crescent Place
                        Oceanport, New Jersey 07757-0901
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (732) 923-4100

Item 5.  Other Events

         Financial Results

         On January 31, 2002, we announced the financial results of our fourth quarter and year ended December 31, 2001. Revenues were $50.2 million during the quarter, an increase of 25 percent over our third quarter 2001 revenues of $40.1 million. Revenues for the year ended December 31, 2001 totaled $136.4 million compared to $15.6 million in the prior year. On a pro forma cash basis (before non-cash charges related to equity issuances, stock-based compensation expense, depreciation, and amortization), gross margins rose to $23.1 million in the fourth quarter of 2001, or 46 percent of revenues, increasing from $17.7 million, or 44 percent of revenues, in the third quarter of 2001.

          Operating income on a pro forma cash basis was $109,000, compared to an operating loss of $9.9 million on a pro forma cash basis during the third quarter of 2001. Including non-cash charges, the operating loss was $63.1 million during the fourth quarter. This includes a one-time non-cash charge in the amount of $19.2 million, as a result of the cancellation of warrants for 1.375 million shares, in connection with a previously announced amendment to a customer contract. Excluding the $19.2 million one-time non-cash event, the operating loss was $43.9 million, versus $50.7 million during the third quarter of 2001.

     Our net income on a pro forma cash basis during the fourth quarter of 2001 was $1.7 million, or $0.01 per fully diluted share, as compared to a net loss of $7.4 million on a pro forma cash basis, or a loss of $0.06 per fully diluted share, during the third quarter of 2001. Including non-cash charges, the company's net loss for the fourth quarter was $61.5 million. Excluding the $19.2 million one-time non-cash event, the net loss was $42.3 million versus a net loss of $48.2 million in the preceding quarter.

     "This quarter marks a very important financial milestone at Tellium.
We successfully turned cash positive on a pro forma basis in only our third quarter as a public company, two quarters earlier than the most optimistic analyst estimates," said Harry J. Carr, chairman of the board and chief executive officer of Tellium. "We grew the top line 25 percent sequentially, improved gross margins 200 basis points to 46 percent of revenues on a pro forma cash basis, effectively managed all aspects of our business to achieve cash profitability on an operating basis and became the switching backbone of the largest optically switched shared mesh network in the world."

         Tellium, Inc. Pro Forma/1/ Consolidated Statement of Operations
                  (amounts in thousands, except per share data)




                                                           Three months ended                    Year Ended
                                                     -------------------------------
                                                      9/30/01              12/31/01               12/31/01
                                                     ---------             ---------             ---------
                                                    (unaudited)           (unaudited)            (unaudited)
REVENUE                                              $  40,148             $  50,205             $ 136,403

COST OF REVENUE                                         22,484                27,098                76,537
                                                     ---------             ---------             ---------

Gross profit                                            17,664                23,107                59,866
                                                     ---------             ---------             ---------

OPERATING EXPENSES:
     Research and development                           15,460                11,461                57,813
     Sales and marketing                                 6,930                 5,979                28,852
     General and administrative                          5,203                 5,558                20,750
                                                     ---------             ---------             ---------

     Total operating expenses                           27,593                22,998               107,415
                                                     ---------             ---------             ---------

OPERATING (LOSS)                                        (9,929)                  109               (47,549)
                                                     ---------             ---------             ---------

OTHER (EXPENSE) INCOME:
     Other (expense ) income                               (40)                  (18)                   40
     Interest income-net                                 2,531                 1,610                 8,975
                                                     ---------             ---------             ---------

     Total other income                                  2,491                 1,592                 9,015
                                                     ---------             ---------             ---------

NET (LOSS) INCOME                                    $  (7,438)            $   1,701             $ (38,534)
                                                     =========             =========             =========

BASIC AND DILUTED (LOSS) INCOME PER SHARE
     Reported/2/                                     $   (0.07)            $    0.02             $   (0.54)
     Pro forma/3/                                    $   (0.06)            $    0.01             $   (0.29)
                                                     =========             =========             =========

BASIC AND DILUTED
     WEIGHTED AVERAGE SHARES OUTSTANDING
         Reported/2/                                   102,498               105,254                70,887
         Pro forma/3/                                  130,897               127,709               134,652
                                                     =========             =========             =========

Notes
-----

/1/ Excludes non-cash items including charges relating to equity issuances, stock-based compensation expense, depreciation, and amortization.

/2/ Reflects number of shares calculated pursuant to generally accepted accounting principles.

/3/ Reflects number of shares including both shares outstanding and shares issuable upon exercise of outstanding options and warrants, pursuant to the treasury method.

                                     -more-

           Tellium, Inc. Reported Consolidated Statement of Operations
                  (amounts in thousands, except per share data)



                                                                                Three months ended                  Year Ended
                                                                         -------------------------------
                                                                          9/30/01              12/31/01              12/31/01
                                                                         ---------             ---------             ---------
                                                                        (unaudited)           (unaudited)            (audited)
REVENUE                                                                  $  40,148             $  50,205             $ 136,403
     Non-cash charges relating to equity issuances/3/                       13,935                35,143                60,758
                                                                         ---------             ---------             ---------
REVENUE, net of non-cash charges relating to equity issuances               26,213                15,062                75,645
COST OF REVENUE                                                             25,775                30,608                87,347
                                                                         ---------             ---------             ---------
Gross profit                                                                   438               (15,546)              (11,702)
                                                                         ---------             ---------             ---------

OPERATING EXPENSES:
     Research and development,
         excluding stock-based compensation                                 16,733                12,630                61,244
     Sales and marketing,
         excluding stock-based compensation                                  7,323                 6,254                29,714
     General and administrative,
         excluding stock-based compensation                                  6,490                 6,980                25,729
     Amortization of intangible assets                                       7,917                 7,917                31,667
     Stock-based compensation expense                                       12,629                13,780                59,948
                                                                         ---------             ---------             ---------
     Total operating expenses                                               51,092                47,561               208,302
                                                                         ---------             ---------             ---------
OPERATING (LOSS)                                                           (50,654)              (63,107)             (220,004)
                                                                         ---------             ---------             ---------

OTHER EXPENSE (EXPENSE) INCOME:
     Other (expense) income                                                    (40)                  (18)                   40
     Interest income-net                                                     2,531                 1,610                 8,975
                                                                         ---------             ---------             ---------

     Total other income                                                      2,491                 1,592                 9,015
                                                                         ---------             ---------             ---------

NET (LOSS)
                                                                         $ (48,163)            $ (61,515)            $(210,989)
                                                                         =========             =========             =========

BASIC AND DILUTED (LOSS) PER SHARE
     Reported/1/                                                         $   (0.47)            $   (0.58)            $   (2.98)
     Pro forma/2/                                                        $   (0.37)            $   (0.48)            $   (1.57)
                                                                         =========             =========             =========

BASIC AND DILUTED
     WEIGHTED AVERAGE SHARES OUTSTANDING
         Reported/1/                                                       102,498               105,255                70,887
         Pro forma/2/                                                      130,897               127,709               134,652
                                                                         =========             =========             =========

STOCK-BASED COMPENSATION EXPENSE/3/
     Cost of revenue                                                     $   1,414             $   1,434             $   5,801
     Research and development                                                8,217                 8,196                36,480
     Sales and marketing                                                     2,984                 3,015                14,068
     General and administrative                                              1,428                 2,569                 9,400
                                                                         ---------             ---------             ---------

     Total stock-based compensation expense                              $  14,043             $  15,214             $  65,749
                                                                         =========             =========             =========

DEPRECIATION/3/

     Cost of revenue                                                     $   1,877             $   2,075             $   5,009

     Research and development                                                1,274                 1,169                 3,431

     Sales and marketing                                                       393                   275                   863
     General and administrative                                              1,287                 1,422                 4,978
                                                                         ---------             ---------             ---------

     Total depreciation                                                  $   4,831             $   4,941             $  14,281
                                                                         =========             =========             =========



Notes
-----

/1/ Reflects number of shares calculated pursuant to generally accepted accounting principles.

/2/ Reflects number of shares including both shares outstanding and shares issuable upon exercise of outstanding options and warrants, pursuant to the treasury method.

/3/ Reflects lines not included in the pro forma consolidated statement of operations.

                                     -more-

                    Tellium, Inc. Consolidated Balance Sheet
                             (amounts in thousands)


As of:                                                                                      9/30/01                 12/31/01
                                                                                          -----------             -----------
ASSETS                                                                                    (unaudited)               (audited)
CURRENT ASSETS:

     Cash and cash equivalents                                                            $   226,421             $   218,708
     Accounts receivable, less allowance for doubtful accounts                                    474                  23,924

     Inventories                                                                               65,389                  52,398
     Prepaid expenses and other current assets                                                  6,636                   8,108
                                                                                        -------------           -------------

     Total current assets                                                                     298,920                 303,138

Property and equipment - net                                                                   67,197                  65,085
Deferred warrant cost                                                                         100,848                  67,705
Intangible assets - net                                                                        64,250                  60,200
Goodwill - net                                                                                 62,301                  58,434
Other assets                                                                                    1,276                   1,277
                                                                                          -----------             -----------
TOTAL ASSETS                                                                              $   594,792             $   553,839
                                                                                          ===========             ===========

LIABILITIES, PREFERRED STOCK, AND
     STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Trade accounts payable                                                               $     3,785             $     9,684
     Accrued expenses and other current liabilities                                            42,497                  39,777
     Current portion of notes payable                                                             624                     602
     Current portion of capital lease obligations                                                 105                      96
     Bank line of credit                                                                        8,000                   8,000
                                                                                          -----------             -----------

     Total current liabilities                                                                 55,011                  58,159

Long-term portion of notes payable                                                                730                     583
Long-term portion of capital lease obligations                                                    130                     125
Other long-term liabilities                                                                       166                     233
                                                                                          -----------             -----------
TOTAL LIABILITIES                                                                              56,037                  59,100
                                                                                          -----------             -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Common stock, $0.001 par value, 900,000 shares authorized, 113,687 issued and 112,299 outstanding as of 9/30/01, 114,495 issued and 112,447 outstanding as of 12/31/01

                                                                                                  114                     115
     Additional paid-in capital
                                                                                            1,042,482               1,043,901
     Notes receivable                                                                         (35,679)                (33,514)
     Accumulated deficit                                                                     (305,623)               (367,138)
     Deferred employee compensation                                                          (159,575)               (144,496)
     Common stock in treasury, at cost                                                         (2,964)                 (4,129)
                                                                                          -----------             -----------
     Total stockholders' equity                                                               538,755                 494,739
                                                                                          -----------             -----------
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                                 $   594,792             $   553,839
                                                                                          ===========             ===========



                                      # # #

This report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties include those described in the "Risk Factors" section of our Form S-1 registration statement (File No. 333-65676) initially filed on July 24, 2001 and our quarterly reports. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         TELLIUM, INC.

Dated: January 31, 2002

                                         By: /s/ Michael J. Losch
                                             --------------------
                                             Michael J. Losch
                                             Chief Financial Officer